EXHIBIT 99.2
                                                             ------------



                              VOTING AGREEMENT

        THIS VOTING AGREEMENT (this "Agreement") is entered into as of May 11, 2003, by and among TDG Holding Company, a Delaware corporation ("Parent"), and the parties listed on Exhibit A attached hereto (each, a "Stockholder" and collectively, the "Stockholders").

                           BACKGROUND INFORMATION
                           ----------------------

        A. Parent, The Dwyer Group, Inc., a Delaware corporation (the "COMPANY"), and TDG Merger Co., a Delaware corporation and wholly owned subsidiary of Parent ("PURCHASER"), are entering into an Agreement and Plan of Merger of even date herewith (the "MERGER AGREEMENT"), which provides (subject to the terms and conditions set forth therein) for the merger of Purchaser with and into the Company (the "MERGER"), with the Company remaining as the corporation surviving the Merger.

        B. As of the date hereof, each Stockholder Owns (as defined below) shares of Company Common Stock.

        C. In order to induce Parent and Purchaser to enter into the Merger Agreement, the Stockholders are entering into this Agreement.

                           STATEMENT OF AGREEMENT
                           ----------------------

        NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement and other good and valuable consideration, the parties to this Agreement, intending to be legally bound, agree as follows:

                                 SECTION 1

                                DEFINITIONS

        1.1 CERTAIN DEFINITIONS. Terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement. For purposes of this
   Agreement:

        (a) "EXPIRATION TIME" shall mean the earliest of the time at which (i) the Merger Agreement is terminated in accordance with its terms, (ii) the Merger is consummated and (iii) the Board of Directors of the Company withdraws, modifies or changes its recommendation or approval in respect of the Merger Agreement or the Merger or it recommends any proposal other than by Parent or Purchaser in respect of an Acquisition Transaction, or resolves to take any of the foregoing.







        (b) Each Stockholder shall be deemed to "Own" or to have acquired "Ownership" of a security if such Stockholder (i) is the record owner of such security, or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of such security because he or she has or shares the power to vote such security.

        (c) "SHARES" shall mean (i) all shares of Company Common Stock Owned by a Stockholder as of the date of this Agreement, and (ii) all additional shares of Company Common Stock of which a Stockholder acquires Ownership during the period from the date of this Agreement through the Expiration Time.

        (d) "SUBJECT SECURITIES" shall mean (i) all shares of Company Common Stock and all options, warrants and other rights to acquire (by purchase, conversion or otherwise) shares of Company Common Stock Owned by a Stockholder as of the date of this Agreement, and (ii) all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire (by purchase, conversion or otherwise) shares of Company Common Stock of which a Stockholder acquires Ownership during the period from the date of this Agreement through the Expiration Time.

        1.2  CONSTRUCTION.

        (a) For purposes of this Agreement, whenever the context requires, the singular number shall include the plural, and vice versa.

        (b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

        (c) As used in this Agreement, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

        (d) Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

                                  SECTION 2

                                VOTING; PROXY

        2.1 VOTING. Except to the extent they are voted by proxy granted pursuant to SECTION 2.2, from the date hereof until the Expiration Time, each Stockholder shall vote, at any Company
   Stockholders Meeting or in connection with any solicitation of written consents from stockholders of the Company in lieu of a Company

                                      2







   Stockholders Meeting, all Shares Owned by a Stockholder that such Stockholder is entitled to vote at such meeting or by such written consent (a) in favor of the approval of the Merger Agreement and the Merger, and in favor of any and all other actions contemplated by the Merger Agreement; (b) against any Acquisition Transaction; and
   (c) against any action or agreement that would result in a breach of any covenant, representation or warranty of the Company under the Merger Agreement or would result in any obligation or agreement of the Company under the Merger Agreement not being fulfilled or would result in the Company being required to pay to Parent the Termination Fee and/or the Expenses contemplated in Section 7.2 of the Merger Agreement (the matters referred to in clauses (a), (b) and (c) being referred to collectively as the "VOTING OBJECTIVES").

        2.2 PROXY. From the date hereof until the Expiration Time, each Stockholder hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes each of Stuart Baxter and Loren Schlachet, as designees of Parent, the attorneys-in-fact and proxies of such Stockholder, with full power of substitution and resubstitution, to vote, at any Company Stockholders Meeting or in connection with any solicitation of written consents from the stockholders of the Company in lieu of a Company Stockholders Meeting, in accordance with the Voting Objectives, all Shares Owned by a Stockholder that such Stockholder is entitled to vote at such meeting or by such written consent. Upon the execution hereof, all prior proxies given by a Stockholder with respect to any of the Shares are hereby revoked, and each Stockholder agrees that no subsequent proxies will be given with respect to any of the Shares. From the date hereof until the Expiration Time, this proxy is irrevocable. This proxy is coupled with an interest between Parent and each Stockholder and is granted in consideration of Parent and Purchaser entering into the Merger Agreement.

        2.3 OTHER MATTERS. Subject to the provisions of SECTION 4 hereof, each Stockholder shall retain the right to vote the Shares, at its sole discretion, at any Company Stockholders Meeting or in connection with any solicitation of written consents from the stockholders of the Company in lieu of a Company Stockholders Meeting, on all matters other than in respect of the Voting Objectives, which are at any time and from time to time presented for action by the Company's stockholders.

                                  SECTION 3

             REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

        Each Stockholder hereby represents and warrants to Parent as follows:

        3.1 AUTHORIZATION, ETC. Each Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. This

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   Agreement has been duly executed and delivered by each Stockholder and constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a court of Law or equity).

        3.2  NO CONFLICTS OR CONSENTS.

        (a) The execution and delivery of this Agreement by each Stockholder does not, and the performance of this Agreement by each Stockholder in accordance with its terms will not, (i) conflict with or violate any Law, order, decree or judgment applicable to such Stockholder or by which such Stockholder or any of the Subject Securities is or may be bound or affected, or (ii) conflict with, or result in or constitute (with or without notice or lapse of time) any breach of or default or event of default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract or instrument to which such Stockholder is a party or by which such Stockholder or any of the Subject Securities is or may be bound or affected.

        (b) The execution and delivery of this Agreement by each Stockholder does not, and the performance of this Agreement by each Stockholder will not, require any consent or approval of any Person.

        3.3 TITLE TO SECURITIES; VOTING. As of the date of this Agreement, (a) each Stockholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Company Common Stock set forth beside such Stockholder's name on EXHIBIT A hereto under the heading "Shares Held of Record"; (b) each Stockholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire (by purchase, conversion or otherwise) shares of Company Common Stock set forth beside such Stockholder's name on EXHIBIT A hereto under the heading "Options and Other Rights"; (c) each Stockholder Owns the additional shares of Company Common Stock set forth beside such Stockholder's name on EXHIBIT A hereto under the heading "Additional Shares Owned"; and (d) no Stockholder nor any of their subsidiaries or affiliates directly or indirectly Owns any shares of Company Common Stock or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of Company Common Stock other than the shares and options, warrants and other rights set forth beside such Stockholder's name on EXHIBIT A hereto. Except as otherwise provided in this Agreement, and except that the record holder of the shares owned of record by Dwyer Investments, Ltd. may only vote such shares pursuant to instructions from other parties subject to this Agreement,

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   each Stockholder has the right to vote all Shares, and none of the
   Shares is subject to a voting agreement, voting trust, irrevocable proxy or other voting arrangement.

        3.4 LITIGATION. There is no claim, action, proceeding or investigation pending or, to the knowledge of the Stockholders, threatened against or relating to any Stockholder by or before any court or Governmental Entity (including the National Association of Securities Dealers, Inc.) that, if determined adversely, would prohibit the Stockholders from performing their obligations hereunder.

        3.5 FINDER'S FEES. No investment banker, broker, finder or other Person is entitled to a commission or fee from Parent or Purchaser in respect of this Agreement based upon any arrangement or agreement made by or on behalf of the Stockholders.

                                  SECTION 4

                  ADDITIONAL COVENANTS OF THE STOCKHOLDERS

        4.1 APPRAISAL RIGHTS. Each Stockholder hereby waives any rights of appraisal or rights to dissent from the Merger or approval of the Merger Agreement that it might have under the provisions of
   Section 262 of the General Corporation Law of the State of Delaware.

        4.2 FURTHER ASSURANCES. Subject to SECTION 4.5 hereof, each Stockholder agrees that it shall not take, or authorize or permit any of its representatives, agents or affiliates to take, any action which in any manner delays, deters or impedes the successful completion of the Merger in an expeditious manner. In addition, from time to time and without additional consideration, each Stockholder shall execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

        4.3 NO PROXIES OR ENCUMBRANCES. Except pursuant to the terms of this Agreement or the Merger Agreement, from the date hereof until the Expiration Time, each Stockholder shall not, without the prior written consent of Parent, directly or indirectly, (a) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any of the Shares, or (b) sell, assign, transfer, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Subject Securities.

        4.4 NO SHOPPING. Subject to SECTION 4.5 hereof, from the date hereof until the Expiration Time, the Stockholders will not, directly or indirectly, through any officer, director, agent, financial adviser, attorney, accountant or other representative or otherwise,

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   solicit, initiate or encourage submission of proposals or offers from any Person relating to, or that could reasonably be expected to lead to, an Acquisition Transaction or participate in any negotiations or discussions regarding, or furnish to any other Person any information with respect to, or otherwise cooperate in any way with, or assist or participate in, facilitate or encourage, any effort or attempt by any other Person to do or seek an Acquisition Transaction.

        4.5 DISCHARGE OF FIDUCIARY DUTIES. Each Stockholder is signing this Agreement in such Stockholder's capacity as a stockholder of the Company. Nothing in SECTION 4.2 or 4.4 hereof shall restrict such Stockholder in his or her capacity as a Director of the Company from discharging his or her fiduciary duties to the stockholders of the Company under applicable Law even if the discharge of such fiduciary duties causes the occurrence of the Expiration Time and the termination of this Agreement pursuant to Section 5.1.

        4.6  CONDUCT OF THE STOCKHOLDERS.  Each Stockholder will not
   (a) take, or agree or commit to take, any action that would make any representation and warranty of such Stockholder hereunder inaccurate in any respect as of any time prior to the termination of this Agreement, or (b) omit, or agree or commit to omit, to take any reasonable action necessary to prevent any such representation or warranty from being inaccurate in any respect at any such time prior to the termination of this Agreement.

        4.7 DISCLOSURE. The Stockholders hereby permit the Company and Parent to publish and disclose, in the Proxy Statement and the
   Schedule 13E-3 (including all documents and schedules to be filed in connection with the foregoing with the SEC) and in other filings and public disclosures relating to the Merger, this Agreement, such Stockholder's identity and details regarding such Stockholder's Ownership of shares of Company Common Stock and the nature of the Stockholder's commitments, arrangements and understandings under this Agreement.

                                  SECTION 5

                                 TERMINATION

        5.1 TERMINATION. This Agreement, including the proxy granted herein, will terminate and be of no further force or effect without notice to or further action of the parties immediately at the Expiration Time. In the event of termination of this Agreement pursuant to this SECTION 5.1, this Agreement shall forthwith become void and there shall be no liability or obligation hereunder on the part of any party hereto, provided that nothing herein shall release any party for liability for material breach of this Agreement prior to such termination.




                                      6







                                  SECTION 6

                                MISCELLANEOUS

        6.1 INDEMNIFICATION. Each Stockholder, jointly and severally, shall hold harmless and indemnify Parent and Parent's affiliates from and against, and shall compensate and reimburse Parent and Parent's affiliates for, any loss, damage, claim, liability, fee, demand, cost or expense (including reasonable attorneys' fees, costs and disbursements, and regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by Parent or any of Parent's affiliates, or to which Parent or any of Parent's affiliates otherwise becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, any inaccuracy in or breach of any representation or warranty contained in this Agreement.

        6.2 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

        6.3 NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, effective when delivered, or by express courier service, effective one business day after delivery to such courier, or by registered or certified mail (postage prepaid and return receipt requested), effective when received or three business days after the mailing, whichever occurs first, or by telecopy, effective when transmitted and a confirmation is received, provided the same is on a Business Day, and, if not, on the next Business Day, to the parties at the following addresses (or at such other address for a party or to such other Person's attention as shall be specified by like notice):

        If to a Stockholder, at the respective address set forth on the signature page hereto.

        If to Parent:

             c/o The Riverside Company
             Rockefeller Center
             630 Fifth Avenue, Suite 1530
             New York, New York 10011
             Attn:  Chief Financial Officer
             Facsimile: 212.265.6478

        With a copy to:

             Jones, Day
             2882 Sand Hill Road
             Suite 240
             Menlo Park, CA  94025-7064

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             Attn:  Sean M. McAvoy
             Facsimile:  650.739.3900

        6.4 SEVERABILITY. If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable Laws so as to be valid and enforceable to the fullest possible extent, (b) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (c) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

        6.5 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

        6.6 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by the Stockholders, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement, including the proxy granted herein, shall be binding upon each Stockholder and each Stockholder's successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in this Agreement, this Agreement, including the proxy granted herein, shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement (other than the proxy granted herein, as expressly provided in such proxy) is intended to confer on any Person other than Parent and its successors and assigns any rights or remedies of any nature, except as otherwise provided in SECTION 4.7 hereof with respect to the Company and as otherwise provided in
   SECTION 6.1 hereof with respect to Parent's affiliates.

        6.7 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Each Stockholder agrees that, in the event of any breach or threatened breach by such Stockholder of any covenant or obligation contained in this Agreement, Parent shall be entitled (in

                                      8







   addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Each Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this SECTION 6.7, and each Stockholder irrevocably waives any right such Stockholder may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

        6.8 NON-EXCLUSIVITY. The rights and remedies of Parent under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at Law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Agreement, and the obligations and liabilities of the Stockholders under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations.

        6.9  GOVERNING LAW; VENUE.

        (a) This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

        (b) Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced in any state or federal court located in the State of Delaware. Each of the Stockholders and
   Parent:

             (i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the State of Delaware in connection with any such legal proceeding;

             (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to it at the address set forth above shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

             (iii) agrees that each state and federal court located in the State of Delaware shall be deemed to be a convenient forum; and

             (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of Delaware, any claim that

                                      9







        it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

        (c) EACH OF THE STOCKHOLDERS AND PARENT IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE ENFORCEMENT OF ANY PROVISION OF THIS
   AGREEMENT.

        6.10 COUNTERPARTS. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

        6.11 CAPTIONS. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

        6.12 WAIVER. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.



                                 * * * * * *














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        IN WITNESS WHEREOF, Parent and the Stockholders have caused this
   Voting Agreement to be executed as of the date first written above.


                           TDG Holding Company


                           By: /s/ Stuart Baxter
                           -----------------------
                           Name:  Stuart Baxter
                           Title: President

                           Dina Dwyer-Owens
                           /s/ Dina-Dwyer Owners, in her individual capacity
                           ---------------------

                           Deborah Wright-Hood
                           /s/ Deborah Wright-Hood, in her individual capacity
                           -----------------------

                           James Johnston, Jr.
                           /s/ James Johnston, Jr., in his individual capacity
                           -----------------------

                           Michael Bidwell
                           /s/ Michael Bidwell, in his individual capacity
                           -------------------

                           Robert Tunmire
                           /s/ Robert Tunmire, in his individual capacity
                           ------------------

                           Thomas J. Buckley
                           /s/ Thomas J. Buckley, in his individual capacity
                           ---------------------

                           David Bethea
                           /s/ David Bethea, in his individual capacity
                           ----------------

                           Michael Hawkins
                           /s/ Michael Hawkins, in his individual capacity
                           -------------------

                           Donna Dwyer-VanZandt
                           /s/ Donna Dwyer-VanZandt, in her individual capacity
                           ------------------------




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                           Darren Dwyer
                           /s/ Darren Dwyer, in his individual capacity
                           ----------------

                           Douglas Dwyer
                           /s/ Douglas Dwyer, in his individual capacity
                           -----------------

                           Don Dwyer, Jr.
                           /s/ Don Dwyer, Jr., in his individual capacity
                           ------------------

                           /s/ Theresa Dwyer, /s/ Don Dwyer, Jr., as trustees
                           -----------------  ------------------

                           Dwyer Investments, Ltd.
                           /s/ Theresa Dwyer, as Managing Partner
                           -----------------

                           Terry Dwyer
                           /s/ Terry Dwyer, in her individual capacity
                           ---------------
































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